Segment Information	12 Months Ended
Dec. 31, 2015
Segment Reporting [Abstract]
Segment Information

NOTE 15 – SEGMENT INFORMATION

The Company follows segment reporting in accordance with FASB ASC Topic 280, Segment Reporting. Prior to October 1, 2015, the Company’s brewery operations were classified into two operating segments; “retail,” to retail customers through the Company’s tasting room located in the greater Seattle, Washington area, and “wholesale,” to distributors under various distributor agreements. Although both segments are involved in the sale and distribution of beer, they serve different customers and are managed separately, requiring specialized expertise. As discussed in Note 3, on October 1, 2015, the Company sold its assets and various liabilities related to its brewery and micro-brewing operations. The Company recognized the sale of its brewery and micro-brewing operations as a discontinued operation in the accompanying financial statements.

As discussed in Note 4, effective April 1, 2015, the Company also manufactures and sells búcha® Live Kombucha, a gluten free, organic certified, sparkling kombucha tea. The kombucha tea brand serves different customers and is managed separately, requiring specialized expertise. Prior to October 1, 2015, the Company also reported it kombucha tea business as an operating segment. However, with the sale of the Company’s brewery and micro-brewing operations, the Company now operates in one segment, that of búcha® Live Kombucha tea business. Accordingly, no further segment reporting is required as of December 31, 2015 and for the period then ended.